UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:
811-02328

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850
Denver, CO 80290
(Address of Principal Executive Offices) (Zip Code)

Chris Moore
SRH Total Return Fund, Inc.
1700 Broadway, Suite 1850
Denver, CO 80290
 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:
(866) 228-4853

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2023 - May 31, 2024

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Distribution Policy

May 31, 2024 (Unaudited)

SRH Total Return Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.1375 per share on a quarterly basis during the six-month period ended May 31, 2024. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s annual report for a more complete description of its risks.

SRH Total Return Fund, Inc.	Table of Contents

Performance Overview	2

Statement of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Financial Highlights	14

Notes to Financial Statements	17

Additional Information	26

Summary of Dividend Reinvestment Plan	28

Semi-Annual Report | May 31, 2024	1

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2024 (Unaudited)

Semi-Annual Update:

The SRH Total Return Fund, Inc. (the “Fund”) generated a return of 14.00% on net assets in the six-month period ended May 31, 2024 (the “Period”). Within the same Period, the S&P 500 Index returned 16.35%, the Dow Jones Industrial Average (“DJIA”) returned 8.62%, and the Morningstar US Large Value Index returned 13.39%.

The Fund has outperformed the DJIA and Morningstar US Large Value Index on an annualized net assets basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the S&P 500 Index on an annualized net assets basis during this same timeframe.

On a market price basis, the Fund gained 10.53% for the period, underperforming the Fund’s return performance on a NAV basis of 14.00%. At the beginning of the period the discount was -20.26% and at the end of the period the discount was -22.69%.

More detail on various holding period returns can be found in the table below:

	3 months	6 months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
STEW (NAV)	1.45%	14.00%	27.74%	9.19%	12.23%	10.07%	9.16%
STEW (Market)	-0.68%	10.53%	21.66%	5.60%	10.67%	9.79%	7.75%
S&P 500 Index†	3.91%	16.35%	28.19%	9.57%	15.80%	12.69%	9.25%
DJIA††	-0.31%	8.62%	19.97%	6.00%	11.62%	11.25%	8.87%
Morningstar US Large Value Index†††	4.64%	13.39%	22.17%	8.47%	11.67%	9.35%	7.61%

*	Annualized.

**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

†††	The Morningstar US Large Value Index measures the performance of U.S. large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance (ESG) criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

www.srhtotalreturnfund.com	2

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2024 (Unaudited)

The first half of the year began with a sense of caution. The Federal Reserve's initial pronouncements suggested a "soft landing" for the economy, with signs of slowing inflation providing a tailwind in equity markets. Investors, encouraged by the Fed’s dovish tone, seemed to embrace the year with open arms. The stock market responded favorably, surging over 10% by April in a display of bullish exuberance, with investor sentiment exceeding historical highs. However, despite the transparent dialogue from the Fed and their mandate to price stability, the market has been optimistic about rate cuts being implemented sooner than later. Additionally, investor sentiment around artificial intelligence (AI) appears to be the driving force around growth stocks. Nvidia alone has contributed to more than one-third of the S&P 500’s advances this year, up over 170% YTD with a market cap of $3.22 trillion. For perspective, Nvidia, Microsoft and Apple now have a combined market value over $9 trillion, surpassing that of China’s total stock market.

For the first half of the year, equity markets have been volatile and we do not expect that trend to change. Economic data continues to post “mixed” results, the Federal Reserve is set on battling inflation, geopolitical tensions are rising, and, to add another layer, the U.S. has an election year. However, in a high-rate environment and times of uncertainty, we believe value stocks have better long-term opportunities due to the opportunity cost between current and potential future cash flows. With respect to our stockholders, we continue to manage the Fund by sticking to our philosophy and adhering to the Fund’s stated investment objective. At our core, our goal is to buy great companies at fair prices with the belief that they will continue to compound earnings growth for the long run.

For the third consecutive year, the Fund’s Board of Directors (“Board”) announced an increase in the Fund’s quarterly distribution beginning in January 2024. In our opinion, the Fund’s managed distribution program fits the low turnover buy-and-hold investment strategy both in its rate of growth and overall yield. In general, the distributions tend to be long-term capital gains, because it is rare for the Fund to hold a position less than one year. RMA supports a distribution rate that is moderate, not excessive, so that the per share NAV of the Fund can continue to increase over the long term.

The largest contributors to performance during the period were Berkshire Hathaway, Inc. (BRK/A and BRK/B) contributing 5.13% combined and JPMorgan Chase & Co (JPM) contributing 3.07% to the total return on net assets. The largest detractors to performance during the period were Intel Corporation (INTC) detracting -1.00% and Inter Parfums, Inc. (IPAR) detracting -0.42% from the total return on net assets.

During the Period, the full position in NRG Energy Inc (NRG) was sold. New positions were started in Forward Air Corp (FWRD), First Watch Restaurant Group Inc (FWRG) and Inter Parfums, Inc. (IPAR).

The Fund repurchased and retired 327,126 shares of its Common Stock during the Period. The shares were repurchased at an average price of $14.36. Since the Board reinstated the share repurchase program in August 2017, the Fund has repurchased and retired 9,355,469 shares at an average price of $10.48 per share.

Semi-Annual Report | May 31, 2024	3

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2024 (Unaudited)

The following table shows the top ten holdings in the Fund as of May 31, 2024:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	38.5%
JPMorgan Chase & Co.	JPM	10.2%
Yum! Brands, Inc.	YUM	5.8%
Cash and Short-Term Investments	OPGXX	5.1%
Enterprise Products Partners LP	EPD	4.1%
Microsoft Corp.	MSFT	3.2%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.0%
Evercore, Inc., Class A	EVR	2.9%
Stanley Black & Decker, Inc.	SWK	2.8%
Cisco Systems, Inc.	CSCO	2.7%

As always, we appreciate your continued support of the Fund.

Sincerely,

Joel Looney Portfolio Manager	Jacob Hemmer Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

www.srhtotalreturnfund.com	4

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2024 (Unaudited)

Growth of $10,000 (May 31, 2014 through May 31, 2024)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that stockholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Semi-Annual Report | May 31, 2024	5

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2024 (Unaudited)

The table below is a summary of the distributions paid for the six months ended May 31, 2024.

	Net Asset Value	Per Share of Common Stock Market Price	Distribution Paid*
1/31/2024	$17.79	$14.06	$0.1375
4/30/2024	18.27	14.25	0.1375

*	Please refer to page 26 for classifications of distributions.

INVESTMENTS AS A % OF NET ASSETS

APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change

www.srhtotalreturnfund.com	6

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS - 106.17%
DOMESTIC COMMON STOCK - 96.88%
Capital Goods - 3.25%
Stanley Black & Decker, Inc.	680,000	$59,275,600

Construction Machinery - 1.86%
Caterpillar, Inc.	100,000	33,852,000

Consumer Discretionary Distribution - 1.94%
eBay, Inc.	650,000	35,243,000

Consumer Services - 7.45%
First Watch Restaurant Group, Inc.(a)	900,000	17,712,000
Yum! Brands, Inc.	858,000	117,914,940
		135,626,940
Consumer Staples Distribution - 1.79%
Walmart, Inc.	495,000	32,551,200

Diversified - 43.27%
Berkshire Hathaway, Inc., Class A(a)(b)	1,028	644,967,200
Berkshire Hathaway, Inc., Class B(a)(b)	345,000	142,968,000
		787,935,200
Diversified Financial Services - 20.91%
American Express Co.(c)	105,000	25,200,000
Charles Schwab Corp.(c)	750,000	54,960,000
Evercore, Inc., Class A	300,000	60,882,000
JPMorgan Chase & Co.	1,028,000	208,303,640
PayPal Holdings, Inc.(a)	500,000	31,495,000
		380,840,640
Healthcare Products & Services - 1.44%
Johnson & Johnson	179,100	26,268,597

Household & Personal Products - 1.91%
Inter Parfums, Inc.	290,000	34,736,200

Insurance - 2.61%
Travelers Cos., Inc.	220,000	47,454,000

Semiconductors - 2.03%
Intel Corp.	1,200,000	37,020,000

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2024	7

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
Software & Tech Services - 4.56%
Microsoft Corp.	200,000	$83,026,000

Technology, Hardware & Equipment - 3.17%
Cisco Systems, Inc.	1,240,000	57,660,000

Transportation - 0.69%
Forward Air Corp.	750,000	12,600,000

TOTAL DOMESTIC COMMON STOCK
(Cost $560,433,903)		1,764,089,377

CLOSED-END FUNDS - 3.58%
Cohen & Steers Infrastructure Fund, Inc.	2,750,000	65,229,999

TOTAL CLOSED-END FUNDS
(Cost $37,425,470)		65,229,999

LIMITED PARTNERSHIPS - 5.71%
Enterprise Products Partners LP	3,650,000	104,025,000

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		104,025,000

TOTAL LONG TERM INVESTMENTS
(Cost $668,869,125)		1,933,344,376

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	8

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
SHORT TERM INVESTMENTS - 6.45%
MONEY MARKET FUNDS - 6.45%
State Street Institutional U.S. Government Money Market Fund, Opportunity Class, 7-Day Yield - 5.22%	117,509,148	$117,509,148

TOTAL MONEY MARKET FUNDS
(Cost $117,509,148)		117,509,148

TOTAL SHORT TERM INVESTMENTS
(Cost $117,509,148)		117,509,148

TOTAL INVESTMENTS - 112.62%		2,050,853,524
(Cost $786,378,273)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,545,517) - (12.27%)		(223,454,483)

OTHER ASSETS AND LIABILITIES, NET - (0.35%)		(6,416,440)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%		$1,820,982,601

(a)	Non-income producing security.

(b)	For additional information on portfolio concentration, see Note 6.
(c)	A portion of the security is held as collateral for the written call options in the amount of $6,303,850.

Percentages are stated as a percent of Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	$190	$1,782,312	1/17/2025	(1,050)	$(25,200,000)	$(5,960,850)
Charles Schwab Corp.	75	2,230,395	6/21/2024	(3,500)	(25,648,000)	(343,000)
		$4,012,707			$(50,848,000)	$(6,303,850)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2024	9

SRH Total Return Fund, Inc.	Statement of Assets and Liabilities

May 31, 2024 (Unaudited)

ASSETS:
Total Investments at Value
Cost ($786,378,273)	$2,050,853,524
Receivable for investments sold	526,473
Dividends and interest receivable	1,529,304
Prepaid expenses and other assets	106,145
Total Assets	2,053,015,446

LIABILITIES:
Written options, at value
(Premiums received $4,012,707)	6,303,850
Senior notes (net of deferred offering cost of $1,545,517) (Note 10)	223,454,483
Investment advisory fees payable (Note 4)	1,541,862
Interest payable on senior notes (Note 10)	448,838
Administration fees payable (Note 4)	153,650
Printing fees payable	81,498
Custody fees payable	7,173
Legal fees payable	2,131
Audit and tax fees payable	21,331
Directors’ fees and expenses payable (Note 4)	13,837
Accrued expenses and other payables	4,192
Total Liabilities	232,032,845
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,820,982,601

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$967,414
Paid-in capital in excess of par value of common stock	518,673,982
Total distributable earnings	1,301,341,205
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,820,982,601

Net Asset Value, Per Share of Common Stock Outstanding	$18.82
($1,820,982,601/96,741,348 shares)

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	10

SRH Total Return Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends	$15,346,648
Interest	3,699,771
Total Investment Income	19,046,419

EXPENSES:
Investment advisory fees (Note 4)	8,949,598
Interest on senior notes (Note 10)	3,070,624
Administration fees (Note 4)	897,537
Directors’ fees and expenses (Note 4)	124,574
Printing fees	47,658
Legal fees	53,485
Custody fees	24,366
Insurance expense	24,204
Audit and tax fees	23,031
Transfer agency fees	24,382
Offering costs (Note 10)	95,434
Other	101,180
Total Expenses	13,436,073
Net Investment Income	5,610,346

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	28,235,816
Written options	520,537
Net realized gain	28,756,353
Net change in unrealized appreciation/(depreciation) on:
Investments	189,053,542
Written options	(4,763,538)
Net change in unrealized appreciation	184,290,004
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	213,046,357
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$218,656,703

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2024	11

SRH Total Return Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2024 (Unaudited)	For the Year Ended November 30, 2023

OPERATIONS:
Net investment income	$5,610,346	$11,493,968
Net realized gain on investments, written options and foreign currency transactions	28,756,353	44,240,641
Long-term capital gain distributions from other investment companies	—	2,698,091
Net change in unrealized appreciation on investments, written options and foreign currency translations	184,290,004	81,879,653
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	218,656,703	140,312,353

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(26,648,304)	(48,632,411)
Total Distributions: Common Stockholders	(26,648,304)	(48,632,411)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(4,698,568)	(3,536,681)
Net Decrease in Net Assets from Capital Share Transactions	(4,698,568)	(3,536,681)

Net Increase in Net Assets Applicable to Common Stockholders	187,309,831	88,143,261

NET ASSETS:
Beginning of period	1,633,672,770	1,545,529,509
End of period	$1,820,982,601	$1,633,672,770

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	12

SRH Total Return Fund, Inc.	Statement of Cash Flows

For the Six Months Ended May 31, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to Common Stockholders resulting from operations	$218,656,703
Adjustments to reconcile change in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(81,578,983)
Net sales of short-term investment securities	23,517,502
Proceeds from disposition of investment securities	81,314,737
Premiums paid on closing written options transactions	(571,963)
Premiums received from written options transactions	1,782,312
Net realized (gain)/loss on:
Investments	(28,235,816)
Written options	(520,537)
Net change in unrealized (appreciation)/depreciation on:
Investments	(189,053,542)
Written options	4,763,538
Amortization of offering costs	95,433
(Increase)/Decrease in assets:
Dividends and interest receivable	1,027,369
Prepaid expenses and other assets	(33,815)
Increase/(Decrease) in liabilities:
Interest payable on senior notes	11,874
Investment advisory fees payable	197,091
Administration fees payable	18,666
Directors’ fees and expenses payable	9,208
Legal fees payable	(18,941)
Audit and tax fees payable	(22,169)
Custody fees payable	(1,103)
Printing fees payable	1,154
Accrued expenses and other payables	(11,846)
Net Cash Provided by Operating Activities	31,346,872

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(26,648,304)
Repurchase of fund shares	(4,698,568)
Net Cash Used in Financing Activities	(31,346,872)

Net increase in cash	—
Cash, beginning balance	—
Cash, ending balance	$—

Cash paid for interest on senior notes during the period was:	$3,058,750

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2024	13

SRH Total Return Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Price— End of Period
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Price(b)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount of Senior Notes Outstanding (000s)
Asset Coverage Per $1,000(h)

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	14

SRH Total Return Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2024 (Unaudited)		For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019

$16.83		$15.88		$15.69	$13.29		$13.56		$13.32

0.06		0.12		0.11	0.01		0.06		0.07
2.20		1.32		0.55	2.79		(0.01)		0.52
2.26		1.44		0.66	2.80		0.05		0.59

(0.28)		(0.05)		(0.01)	—		(0.05)		(0.08)
—		(0.45)		(0.47)	(0.41)		(0.34)		(0.30)
—		—		—	—		(0.02)		(0.03)
(0.28)		(0.50)		(0.48)	(0.41)		(0.41)		(0.41)

0.01		0.01		0.01	0.01		0.09		0.06
0.01		0.01		0.01	0.01		0.09		0.06
1.99		0.95		0.19	2.40		(0.27)		0.24
$18.82		$16.83		$15.88	$15.69		$13.29		$13.56
$14.55		$13.42		$13.31	$13.02		$10.91		$11.41
14.00%		10.06%		4.96%	21.86%		2.04%		5.60%
10.53%		4.71%		6.01%	23.18%		(0.45%)		6.72%

1.52	%(d)	1.60%		1.61%	1.65	%(e)	1.16	%(e)	1.11%
1.52	%(d)	1.60%		1.61%	1.68%		1.17%		1.11%
1.17	%(d)	1.20%		1.20%	1.24%		1.12%		N/A
0.63	%(d)	0.74%		0.70%	0.07	%(e)	0.52	%(e)	0.54%
0.63	%(d)	0.74%		0.70%	0.04%		0.51%		0.54%

4%		10%		10%	6%		6%		2%
$1,820,983		$1,633,673		$1,545,530	$1,534,631		$1,305,895		$1,392,553
96,741		97,068		97,333	97,802		98,271		102,676

$225,000	(f)(g)	$225,000	(f)(g)	$223,169 (f)	$222,978	(f)	$222,749	(f)	N/A
9,093		8,261		7,925	7,882		6,863		N/A

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2024	15

SRH Total Return Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(c)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Statement of Investments).
(d)	Annualized.
(e)	Advisory, sub-advisory and administration fees were voluntarily waived, on amounts attributable to the proceeds of the senior notes issued that remained in cash or cash equivalents.
(f)	The amount shown is due to the issuance of senior notes (See Note 10).
(g)	Principal amount. Excludes the costs incurred in connection with the issuance of the senior notes.
(h)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the senior notes) from the Fund’s total assets and dividing by the principal amount of the senior notes, then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	16

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

NOTE 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Paralel Advisors LLC ("Paralel" or the “Adviser”), as the valuation designee (the "Valuation Designee") with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Designee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Designee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Designee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance

Semi-Annual Report | May 31, 2024	17

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Designee may use outside pricing services to provide it with closing prices. The Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Designee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Designee adjusts prices, the Valuation Designee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

The following is a summary of the Fund’s investments by inputs used to value those investments and other financial instruments as of May 31, 2024:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,764,089,377	$—	$—	$1,764,089,377
Closed-End Funds	65,229,999	—	—	65,229,999
Limited Partnerships	104,025,000	—	—	104,025,000
Money Market Funds	117,509,148	—	—	117,509,148
TOTAL	$2,050,853,524	$—	$—	$2,050,853,524

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(6,303,850)	$—	$—	$(6,303,850)
TOTAL	$(6,303,850)	$—	$—	$(6,303,850)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

Cash and Cash Equivalents: Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of

Semi-Annual Report | May 31, 2024	19

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Distributions to Common Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: The Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six months ended May 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly

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SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | May 31, 2024	21

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

For the six months ended May 31, 2024, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Value	Liability Derivatives Statement of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$6,303,850
Total		N/A		$6,303,850

For the six months ended May 31, 2024, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation on Derivatives
Equity Contracts (Written Options)	Net realized gain on written options/ Net change in unrealized appreciation on written options	$520,537	$(4,763,538)
Total		$520,537	$(4,763,538)

The average notional value of written option contracts for the Fund was $47,298,767 during the six months ended May 31, 2024.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Paralel serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated and paid monthly, equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and Paralel. Paralel, not the Fund, pays RMA an annual sub-advisory fee, calculated and paid monthly, equal to 0.77% of the first $2 billion of the Fund’s average Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion.

Paralel Technologies LLC (“PRT”), an affiliate of Paralel, serves as the Fund’s administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives an annual fee, calculated and paid monthly, equal to 0.09% of the first $2 billion of the Fund’s average Managed Assets, plus 0.075% of the Fund’s average Managed Assets over $2 billion.

Paralel is a wholly owned subsidiary of PRT. RMA may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SLCT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of RMA. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

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SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, certain Directors and officers of the Fund are officers or employees of Paralel, RMA or PRT and may receive compensation in such capacities. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, RMA or PRT or any of their affiliates (each an “Independent Director”) a fee of $40,000 per annum, plus $5,000 for each regular quarterly meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six months ended May 31, 2024 were $81,578,983 and $81,841,210, respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2024, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards

Semi-Annual Report | May 31, 2024	23

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund’s adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Market Disruption Risk: The Fund is subject to investment and operational risks associated with financial, economic, and other global market developments and disruptions.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2024, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 46.91% of the total Common Stock outstanding.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six months ended May 31, 2024, the Fund repurchased 327,126 shares of Common Stock at a total purchase amount of $4,698,568 at an average discount of 21.46% of net asset value. For the year ended November 30, 2023, the Fund repurchased 264,644 shares of Common Stock at a total purchase amount of $3,536,681 at an average discount of 18.93% of net asset value.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2024.

The character of distributions paid on a tax basis during the year ended November 30, 2023 was as follows:

Distributions Paid From:
Ordinary Income	$9,944,584
Long-Term Capital Gain	38,687,827
$48,632,411

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at May 31, 2024 were as follows:

Cost of investments for income tax purposes	$759,071,349
Gross appreciation on investments (excess of value over tax cost)	1,334,178,499
Gross depreciation on investments (excess of tax cost over value)	(42,396,324)
Net unrealized appreciation on investments	$1,291,782,175

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SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2024 (Unaudited)

NOTE 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the “Agreement”) contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The table below sets forth a summary of the key terms of each series of Notes outstanding at May 31, 2024.

Series	Principal Outstanding May 31, 2024	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value May 31, 2024	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$540,427	$70,665,524	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$590,571	$68,430,452	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$414,519	$42,568,163	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $95,434 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an ‘A’ long-term rating by Fitch Ratings.

At May 31, 2024, the Fund was in compliance with all covenants under the Agreement.

Semi-Annual Report | May 31, 2024	25

SRH Total Return Fund, Inc.	Additional Information
May 31, 2024 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s N-PORT reports are available (i) on the Fund’s website at www.srhtotalreturnfund.com; or (ii) on the SEC’s website at www.sec.gov; or (iii) by calling toll-free (877)-561-7914.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.srhtotalreturnfund.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.srhtotalreturnfund.com.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell stockholders how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2024				% Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2024
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.03840	$0.14854	$0.08806	$0.27500	13.97%	54.01%	32.02%	100.00%

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to stockholders.

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SRH Total Return Fund, Inc.	Additional Information
May 31, 2024 (Unaudited)

A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with `yield' or `income.’

Stockholders should not draw any conclusions about the Fund's investment performance from the amount of the distribution or from the terms of the Fund's Plan.

DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Semi-Annual Report | May 31, 2024	27

SRH Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan
May 31, 2024 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 43078, Providence RI 02940-3078. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

www.srhtotalreturnfund.com	28

DIRECTORS	Richard I. Barr Thomas J. Moore Joel W. Looney Nicole L. Murphey Steven K. Norgaard

INVESTMENT ADVISER	Paralel Advisors LLC 1700 Broadway, Suite 1850 Denver, CO 80290

SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401

ADMINISTRATOR	Paralel Technologies LLC 1700 Broadway, Suite 1850 Denver, CO 80290

CUSTODIAN	State Street Bank and Trust One Congress Street , Suite 1 Boston, MA 02114-2016

STOCK TRANSFER AGENT	Computershare Inc. 150 Royall St., Suite 101 Canton, MA 02021

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.srhtotalreturnfund.com

SRH TOTAL RETURN FUND, INC.

c/o Computershare
P.O. Box 43078
Providence, RI 02940-3078

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to the semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to the semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to the semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the semi-annual report.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

None.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/23 - 12/31/23	56,056	$13.63	56,056	N/A
1/1/24 - 1/31/24	30,709	$14.03	30,709	N/A
2/1/24 - 2/29/24	70,137	$14.46	70,137	N/A
3/1/24 - 3/31/24	57,642	$14.78	57,642	N/A
4/1/24 - 4/30/24	60,959	$14.56	60,959	N/A
5/1/24 - 5/31/24	51,623	$14.53	51,623	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)(1)	Not applicable to the semi-annual report.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SRH TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Joel W. Looney
Joel W. Looney, President (Principal Executive Officer)

Date:	August 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Joel W. Looney
Joel W. Looney, President (Principal Executive Officer)

Date:	August 6, 2024
By (Signature and Title)	/s/ Jill Kerschen
Jill Kerschen, Treasurer (Principal Financial Officer)

Date:	August 6, 2024